INDEX OF ATTACHMENTS

ITEM 77

SUB-ITEM 77D	Policies with Respect to Security Investments

SUB-ITEM 77I	Terms of New or Amended Securities

SUB-ITEM 77O	Transactions Effected Pursuant to Rule 10f-3 (supplied by Fund Admin.)

SUB-ITEM 77Q1	New or Amended Contracts:
Exhibit A: Amended and Restated Expense Limitation Agreement and Voluntary Expense Limitation Notice dated August 1, 2011
Exhibit B: Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 as amended May 27, 2011
Exhibit C: Amendment to Amended and Restated Advisory Agreement dated June 14, 2011 between John Hancock Funds II and John Hancock Investment Management Services, LLC
Exhibit D: Amendment to Subadvisory Agreement dated July 1, 2011 between John Hancock Investment Management, LLC and Declaration Management & Research LLC.
Exhibit E: Amendment to Subadvisory Agreement dated June 14, 2011 between John Hancock Investment Management, LLC and Grantham, Mayo, Van Otterloo & Co., LLC.

ATTACHMENT FOR CURRENT FILING OF N-SAR

SUB-ITEM 77D

At a regular meeting held March 23-25, 2011, the Board of Trustees approved the Investment Policy Changes for High Income Fund to invest in no more than 10% of the fund’s total assets in any one issuer (excluding U.S. government sector securities) and no more than 20% of the total assets in any one industry.

ATTACHMENT FOR CURRENT FILING OF N-SAR

SUB-ITEM 77I

At a regular meeting held March 23-25, 2011, the Board of Trustees for the Registrant voted to approve the liquidation of the Global Timber Fund.

At a regular meeting held March 23-25, 2011, the Board of Trustees for the Registrant voted to approve the addition of  Class C shares of the Alternative Asset Allocation Fund.

At a regular meeting held June 22-24, 2011, the Board of Trustees for the Registrant voted to approve the liquidation of Retirement Distribution Portfolio and the Retirement Rising Distribution Portfolio.

At a regular meeting held June 22-24, 2011, the Board of Trustees for the Registrant voted to approve the following items related to the merger of the JHF III U.S. Core Fund into JHF II U.S. Multi Sector Fund:

•         the merger;

•         the addition of Class A and Class I Shares of the JHF II U.S. Multi Sector Fund;

•         changing the name of the JHF II U.S. Multi Sector Fund to the U.S. Equity Fund; and

•         changing the principal investment strategy of the JHF II U.S. Multi Sector Fund.

ATTACHMENT FOR CURRENT FILING OF N-SAR

SUB-ITEM 77O

The Trust had the following Rule 10f-3 transactions for the six month period ending August 31, 2011:

John Hancock FUNDS II

Rule 10f-3 Transactions

For the Period March 1, 2011 through August 31, 2011

Procedures Pursuant to Rule 10f-3

[TO BE PROVIDED BY FUND ADMINISTRATION]

ATTACHMENT FOR CURRENT FILING OF N-SAR

SUB-ITEM 77Q1(e)

Exhibit A

                                                                        ____________________________________

John Hancock Investment Management Services, LLC
601 Congress Street

Boston, MA 02210

August 1, 2011

To the Trustees of:

John Hancock Funds II

601 Congress Street

Boston, MA 02210

Re:       Amended and Restated Expense Limitation Agreement and Voluntary Expense Limitation Notice

With reference to the Amended and Restated Advisory Agreement dated September 26, 2008, entered into by and between John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Funds II (the “Trust”), on behalf of each series of the Trust (each, a “Fund” and collectively, the “Funds”), we hereby notify you as follows:

1.  The Adviser agrees to waive its management fee for each Fund and, to the extent necessary, bear other expenses, as set forth in the Appendix attached hereto.  As noted in the Appendix, certain waivers are voluntary and may be terminated at any time by the Adviser upon notice to the Trust.

2.  We understand and intend that you will rely on this undertaking in overseeing the preparation and filing of Post-effective Amendments to the Registration Statement on Form N-1A for the Trust and the Funds with the Securities and Exchange Commission and in accruing each Fund’s expenses for purposes of calculating its net asset value per share and for other purposes permitted under Form N-1A and/or the Investment Company Act of 1940, as amended, and we expressly permit you so to rely.

Very truly yours,

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By:    /s/ Jeffrey Long_____________________

         Name: Jeffrey Long

         Title:  Chief Financial Officer

APPENDIX

Short Term Government Income Fund

Core Diversified Growth & Income Portfolio

Core Fundamental Holdings Portfolio

Core Global Diversification Portfolio

Retirement Portfolios

Lifecycle 2050 Portfolio

-- The Adviser contractually  agrees to reduce its management fee for the Fund, or if necessary make payment to the Fund, in an amount equal to the amount by which the “ Other Expenses” of the Fund exceed the percentage of average annual net assets (on an annualized basis) of the Fund set forth below.  “Other Expenses” means the expenses of the Fund, excluding (a) advisory fees (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (f) 12b-1 fees, (g) transfer agent fees, (h) blue-sky fees, (i) printing and postage, (j) underlying fund expenses (“acquired fees”) and (k) short dividend.

For the following funds the current expense limitation agreement expires on December 31, 2011 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Short Term Government Income Fund                     0.08%

Core Diversified Growth & Income Portfolio          0.06%

Core Fundamental Holdings Portfolio                      0.06%

Core Global Diversification Portfolio                       0.06%

            Lifecycle 2050                                                            0.05%

            Retirement 2050                                                        0.05%

            Retirement 2045                                                        0.05%

Retirement 2040                                                        0.05%

Retirement 2035                                                        0.05%

Retirement 2030                                                        0.05%

Retirement 2025                                                        0.05%

Retirement 2020                                                        0.05%

Retirement 2015                                                        0.05%

Retirement 2010                                                        0.05%

Floating Rate Income Fund

-- The Adviser contractually agrees to make payment to each of the following share classes of the Fund in amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as follows:

Class A	Class B	Class C	Class I
1.20%	1.95%	1.95%	0.85%

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest, (d) underlying fund expenses (“acquired fees”), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (f) fees under any agreement or plan of the Trust dealing with services for shareholders or others with beneficial interests in shares of the Trust and (g) short dividends.  The current expense limitation agreement expires on December 31, 2011 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Global High Yield Fund

-- The Adviser contractually agrees to make payment to each of the following share classes of the Fund in amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as follows:

Class A	Class I
1.30%	1.00%

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest, (d) underlying fund expenses (“acquired fees”), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (f) fees under any agreement or plan of the Trust dealing with services for shareholders or others with beneficial interests in shares of the Trust and (g) short dividend.  The current expense limitation agreement expires on November 30, 2011 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Global Fund

International Value Fund

Small Cap Opportunities Fund

Smaller Company Growth Fund

The Adviser contractually  agrees to waive its management fee for the Fund in an amount equal to the amount by which the management fee retained by the Adviser after payment of the subadvisory fees for the Fund exceeds 0.45% as a percentage of average annual net assets (on an annualized basis) of the Fund.  The current expense limitation agreement expires on December 31, 2011 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Lifecycle Portfolios

-- The Adviser contractually  agrees to make payment to each of the following share classes of each of the Lifecycle Portfolios in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table below. “Expenses” means all expenses attributable to a class of shares excluding (a) fund level and advisory fees, (b) acquired fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, (g) fees under any agreement or plan of the Trust dealing with services for shareholders or others with beneficial interests in shares of the Trust and (h) short dividend. The current expense limitation agreement expires on December 31, 2011 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Portfolio	A	R1	R3	R4	R5	I
Lifecycle 2050	0.50%	0.65%	0.60%	0.30%	0.00%	0.05%
Lifecycle 2045	0.50%	0.65%	0.55%	0.30%	0.00%	0.05%
Lifecycle 2040	0.50%	0.65%	0.55%	0.30%	0.00%	0.05%
Lifecycle 2035	0.50%	0.65%	0.60%	0.30%	0.00%	0.05%
Lifecycle 2030	0.50%	0.65%	0.60%	0.30%	0.00%	0.05%
Lifecycle 2025	0.50%	0.65%	0.60%	0.30%	0.00%	0.05%
Lifecycle 2020	0.50%	0.65%	0.60%	0.30%	0.00%	0.05%
Lifecycle 2015	0.50%	0.65%	0.60%	0.30%	0.00%	0.05%
Lifecycle 2010	0.50%	0.65%	0.60%	0.30%	0.00%	0.05%

Lifestyle Portfolios

-- The Adviser contractually agrees to make payment to each of the following share classes of each of these five Lifestyle Portfolios in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as follows:

Class A	Class B	Class C	Class R1	Class R3	Class R4	Class R5
0.59%	1.29%	1.29%	1.04%	0.94%	0.64%	0.34%

“Expenses” means the following expenses attributable to a class of shares a Lifestyle Portfolio: (a) blue sky fees, (b) printing and postage, (c) transfer agent fees, (d) service fees and (e) 12b-1 fees.  The current expense limitation agreement expires on April 30, 2012 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Multi-Sector Bond Fund

-- The Adviser contractually agrees to make payment to each of the following share classes of the Fund in amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as follows:

Class A	Class I
1.25%	0.95%

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest, (d) underlying fund expenses (“acquired fees”), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (f) fees under any agreement or plan of the Trust dealing with services for shareholders or others with beneficial interests in shares of the Trust and (g) short dividend.  The current expense limitation agreement expires on November 30, 2011 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Emerging Markets Debt Fund

-- The Adviser contractually agrees to make payment to each of the following share classes of the Fund in amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as follows:

Class A	Class I
1.35%	0.88%

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest, (d) underlying fund expenses (“acquired fees”), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (f) fees under any agreement or plan of the Trust dealing with services for shareholders or others with beneficial interests in shares of the Trust and (g) short dividend.  The current expense limitation agreement expires on December 31, 2011 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Natural Resources Fund

The Adviser contractually  agrees to make payment to each of the following share classes of the Fund in amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as follows:

Class A	Class I
1.60%	1.30%

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest, (d) acquired fees, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (f) fees under any agreement or plan of the Trust dealing with services for shareholders or others with beneficial interests in shares of the Trust and (g) short dividends.  The current expense limitation agreement expires on December 31, 2011 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Retirement Distribution Fund

Retirement Rising Distribution Fund

-- The Adviser contractually  agrees to reduce its management fee for the Fund , or if necessary make payment to the Fund, in an amount equal to the amount by which the “Other Expenses” of the Fund exceed 0.09% as a percentage of average annual net assets of the Fund on an annualized basis.  “Other Expenses” means the operating expenses of the Fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business, (e) management fees, (f) 12b-1 fees, (g) transfer agent fees, (h) blue-sky fees, (i) printing and postage, (j) acquired fees , (k) short dividend and (l) advisory fee.  The current expense limitation agreement expires on April 30, 2012 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

-- The Adviser contractually  agrees to make payments to the Class A  shares of the Fund in an amount equal to the amount by which the “Expenses” of such class of shares (up to the amount of the expenses relating solely to the class) exceed 0.35% as a percentage of average annual net assets on an annualized basis attributable to such class.  “Expenses” means all expenses of a class of shares but excluding (a) taxes, (b) brokerage commissions, (c) interest, (d) short dividend, (e) acquired fees, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business,(g) fees under any agreement or plan of the Trust dealing with services for shareholders or others with beneficial interests in shares of the Trust and (h) advisory fee.  The current expense limitation agreement expires on April 30, 2012 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

 Strategic Income Opportunities Fund

The Adviser contractually  agrees to make payment to each of the following share classes of the Fund in amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as follows:

Class A	Class C	Class I
1.17%	1.87%	0.90%

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest, (d) acquired fees, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (f) fees under any agreement or plan of the Trust dealing with services for shareholders or others with beneficial interests in shares of the Trust and (g) short dividends.  The current expense limitation agreement expires on December 31, 2011 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Technical Opportunities Fund

-- The Adviser contractually  agrees to make payment to each of the Class A and Class I shares of the Fund in amount equal to the amount by which the “Expenses” of the share class exceed 1.95% for Class A shares and 1.49% for Class I shares, each as a percentage of average annual net assets (on an annualized basis) attributable to the class.  “Expenses” means all expenses of a class of shares but excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) short dividend, (e) acquired fees, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (g) short dividends.  The current expense limitation agreement expires on November 30, 2011 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Technical Opportunities Fund II

-- The Adviser contractually  agrees to make payment to each of the Class A and Class I shares of the Fund in amount equal to the amount by which the “Expenses” of the share class exceed 1.80% for Class A shares and 1.34% for Class I shares, each as a percentage of average annual net assets (on an annualized basis) attributable to the class.  “Expenses” means all expenses of a class of shares but excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) short dividend, (e) acquired fees, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (g) short dividends.  The current expense limitation agreement expires on November 30, 2011 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Currency Strategies Fund

-- The Adviser contractually  agrees to make payment to each of the Class A and Class I shares of the Fund in amount equal to the amount by which the “Expenses” of the share class exceed 1.60% for Class A shares and 1.14% for Class I shares, each as a percentage of average annual net assets (on an annualized basis) attributable to the class.  “Expenses” means all expenses of a class of shares but excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) short dividend, (e) acquired fees, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (g) short dividends.  The current expense limitation agreement expires on November 30, 2011 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

T. Rowe Price Subadvised Funds

The Adviser has voluntarily agreed to reduce the management fee for each of the following funds subadvised by T. Rowe Price Associates, Inc. by the amount that the subadvisory fee is reduced for the fund by T. Rowe Price Associates, Inc. pursuant to the Amended and Restated Group Fee Waiver Agreement between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. dated May 1, 2009.

Blue Chip Growth Fund

Capital Appreciation Value Fund

Equity-Income Fund

Mid Value Fund

Real Estate Equity Fund

Science & Technology Fund

Small Company Value Fund

Spectrum Income Fund

Alternative Asset Allocation Fund

The Adviser contractually   agrees to reduce its management fee for the Fund, or if necessary make payment to the Fund, in an amount equal to the amount by which the “Other Expenses” of the Fund exceed 0.04% as a percentage of average annual net assets (on an annualized basis) of the Fund.  “Other Expenses” means all the expenses of the Fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (e) advisory fee, (f) 12b-1 fee, (g) transfer agent fees and service fees, (h) blue-sky fees, (i) printing and postage, (j) acquired fees, (k) fees under any agreement or plan of the Trust dealing with services for shareholders or others with beneficial interests in shares of the Trust and (l) short dividends.  The current expense limitation agreement expires on May 31, 2012 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

-- The Adviser contractually  agrees to make payment to each of the following share classes of the Fund in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table below. “Expenses” means all expenses attributable to a class of shares excluding (a) fund level and advisory fees, (b) acquired fees, (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, (g) fees under any agreement or plan of the Trust dealing with services for shareholders or others with beneficial interests in shares of the Trust and (h) short dividend. The current expense limitation agreement expires on December 31, 2011 (December 31, 2012 in the case of Class C) unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Class A	Class C	Class I
0.66%	1.36%	0.20%

The Adviser contractually  agrees to reduce its management fee by 0.10% as a percentage of average annual net assets (on an annualized basis) of the Fund. The current expense limitation agreement expires on May 31, 2012 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Global Agribusiness Fund

Global Infrastructure Fund

The Adviser contractually  agrees to make payment to each of the following share classes of the Fund in amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as follows:

Class A	Class I	Class NAV
1.45%	1.00%	1.00%

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest, (d) acquired fees, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (f) fees under any agreement or plan of the Trust dealing with services for shareholders or others with beneficial interests in shares of the Trust and (g) short dividends.  The current expense limitation agreement expires on December 31, 2011 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fundamental All Cap Core Fund

Fundamental Large Cap Core Fund

Fundamental Large Cap Value Fund

The Adviser contractually  agrees to make payment to each of the following share classes of the Fund in amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as follows:

Class A	Class C	Class I	Class R1	Class R3	Class R4	Class R5
1.30%	2.00%	0.84%	1.59%	1.49%	1.19%	0.89%

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest, (d) acquired fees, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (f) fees under any agreement or plan of the Trust dealing with services for shareholders or others with beneficial interests in shares of the Trust and (g) short dividends.  The current expense limitation agreement expires on December 31, 2012 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Emerging Markets Fund

The Adviser contractually  agrees to make payment to each of the following share classes of the Fund in amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as follows:

Class A	Class C	Class I	Class R1	Class R3	Class R4	Class R5
1.75%	2.45%	1.29%	2.04%	1.94%	1.64%	1.34%

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest, (d) acquired fees, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (f) fees under any agreement or plan of the Trust dealing with services for shareholders or others with beneficial interests in shares of the Trust and (g) short dividends.  The current expense limitation agreement expires on December 31, 2012 unless renewed by mutual agreement of the fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Lifestyle Portfolios

The Adviser voluntarily  agrees to waive its advisory fee for each Lifestyle Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Fund’s first $7.5 billion of average annual net assets and 0.49% of the Fund’s average annual net assets in excess of $7.5 billion.   The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Lifecycle Portfolios

The Adviser voluntarily  agrees to waive its advisory fee for each Lifecycle Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the Fund’s first $7.5 billion of average annual net assets and 0.50% of the Fund’s average annual net assets in excess of $7.5 billion.   The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Retirement Portfolios

The Adviser voluntarily  agrees to waive its advisory fee for each Retirement Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the Fund’s first $7.5 billion of average annual net assets and 0.50% of the Fund’s average annual net assets in excess of $7.5 billion.   The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Fundamental Large Cap Value Fund

Optimized Value Fund,

                                          First $500 million              Next $500 million            Excess Over

                                          of Aggregate                    of Aggregate                    $1 billion of

Portfolio                            Net Assets*                      Net Assets*                Aggregate Net Assets*

Fundamental Large Cap      0.700%                              0.650%                                                0.600%

Value Fund/

Optimized Value Fund

*Aggregate Net Assets include the net assets of the Fundamental Large Cap Trust, a series of John Hancock Variable Insurance Trust, the Fundamental Large Cap Value Fund, a series of the Trust  and the Optimized Value Fund, a series of the Trust.

Funds Listed in Attachment A

The Adviser voluntarily  agrees to reduce its management fee for the Fund, or if necessary make payment to the Fund, in an amount equal to the amount by which the “Expenses” of the Fund exceed the percentage of average annual net assets (on an annualized basis) of the Fund listed in Attachment A.  “Expenses” means all the expenses of the Fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (e) advisory fee, (f) 12b-1 fee, (g) transfer agent fees and service fees, (h) blue-sky fees, (i) printing and postage, (j) acquired fees, (k) fees under any agreement or plan of the Trust dealing with services for shareholders or others with beneficial interests in shares of the Trust and (l) short dividend.  This voluntary expense reimbursement will continue in effect until terminated at any time by the Adviser on notice to the Trust.

ATTACHMENT FOR CURRENT FILING OF N-SAR

SUB-ITEM 77Q1(e)

Exhibit B

AMENDED AND RESTATED

MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

OF

JOHN HANCOCK FUNDS II

(the “Trust”)

As of March 2007, as amended May 27, 2011

This amended and restated Multiple Class Plan (the “Plan”) is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”), on behalf of the funds listed in Appendix A and any series of the Trust that may be established in the future (each, a “Fund” and collectively, the “Funds”).

A.                 GENERAL DESCRIPTION OF CLASSES THAT ARE OFFERED:

Except as otherwise described herein, each Fund offers the various classes of shares described below.  Sales charges, distribution fees and/or service fees for each class of shares shall be calculated and paid in accordance with the terms of the then-effective plan pursuant to Rule 12b-1 of the 1940 Act for the applicable class.  A general description of the fees applicable to each class of shares is set forth below.  Sales charges, distribution and/or service fees currently authorized are as set forth in the Funds’ prospectus and statement of additional information (together, the “Prospectus”).

1.            Class A Shares.  Class A shares of each Fund are offered with the imposition of an initial sales charge or, on certain investments described in the Prospectus, a contingent deferred sales charge (“CDSC”).  Class A shares of each Fund are subject to an annual distribution and service fee in accordance with the then-effective plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act for Class A shares of the Funds.  Class A shares of each Fund are subject also to the minimum purchase requirements and exchange privileges as set forth in the Prospectus.

2.            Class B Shares.  Class B shares of each Fund are offered without the imposition of an initial sales charge but are subject to a CDSC as set forth in the Prospectus.  Class B shares of each Fund are subject to an annual distribution and service fee in accordance with the then-effective plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act for Class B shares of the Funds.  Class B shares of each Fund are subject also to the minimum purchase requirements and exchange privileges as set forth in the Prospectus.

Class B Shares will automatically convert to Class A shares of the Fund at the end of a specified number of years after the initial purchase date of Class B shares, except as provided in the Prospectus.  The initial purchase date for Class B shares acquired through reinvestment of dividends on Class B shares will be deemed to be the date on which the original Class B shares were purchased.  Such conversion will occur at the relative net asset value per share of each class.  Redemption requests placed by shareholders who own both Class A and Class B shares of the Fund will be satisfied first by redeeming the shareholder's Class A shares, unless the shareholder has made a specific election to redeem Class B shares.

The conversion of Class B shares to Class A shares may be suspended if it is determined that the conversion constitutes or is likely to constitute a taxable event under federal income tax law.

3.            Class C Shares.  Class C shares of each Fund are offered without the imposition of an initial sales charge but are subject to a CDSC as set forth in the Prospectus.  Class C shares of each Fund are subject to an annual distribution and service fee in accordance with the then-effective plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act for Class C shares of the Funds. Class C shares of each Fund are subject also to the minimum purchase requirements and exchange privileges as set forth in the Prospectus.

4.            Class NAV Shares.  Class NAV shares of each Fund are offered without the imposition of any initial sales charge, contingent sales charge, service fee or distribution fee.  Class NAV shares of each Fund are only available for purchase as described in the Prospectus and are subject to the minimum purchase requirements and exchange privileges as set forth in the Prospectus.

5.            Class R1 Shares.  Class R1 shares of each Fund are offered without the imposition of an initial sales charge or a CDSC. Class R1 shares of each Fund are subject to an annual distribution and service fee in accordance with the then-effective plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act for Class R1 shares of the Funds.  Class R1 shares of each Fund are also subject to a service fee for certain services to retirement plans or participants under a separate Service Plan as set forth in the Prospectus.  Class R1 shares of each Fund are subject also to the minimum purchase requirements and exchange privileges as set forth in the Prospectus.

6.            Class R3 Shares.  Class R3 shares of each Fund are offered without the imposition of an initial sales charge or a CDSC.  Class R3 shares of each Fund are subject to an annual distribution and service fee in accordance with the then-effective plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act for Class R3 shares of the Funds.  Class R3 shares of each Fund are also subject to a service fee for certain services to retirement plans as set forth in the Prospectus.  Class R3 shares of each Fund are subject also to the minimum purchase requirements and exchange privileges as set forth in the Prospectus.

7.            Class R4 Shares.  Class R4 shares of each Fund are offered without the imposition of an initial sales charge or a CDSC.  Class R4 shares of each Fund are subject to an annual distribution and service fee in accordance with the then-effective plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act for Class R4 shares of the Funds.  Class R4 shares of each Fund are also subject to a service fee for certain services to retirement plans as set forth in the Prospectus.  Class R4 shares of each Fund are subject also to the minimum purchase requirements and exchange privileges as set forth in the Prospectus.

8.            Class R5 Shares.  Class R5 shares of each Fund are offered without the imposition of an initial sales charge or a CDSC.  Class R5 shares of each Fund are subject to an annual distribution and service fee in accordance with the then-effective plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act for Class R5 shares of the Funds.  Class R5 shares of each Fund are also subject to a service fee for certain services to retirement plans as set forth in the Prospectus.  Class R5 shares of each Fund are subject also to the minimum purchase requirements and exchange privileges as set forth in the Prospectus.

9.            Class R6 Shares.  Class R6 shares of each Fund are offered without the imposition of any initial sales charge, CDSC, service fee or distribution fee, but may be subject to certain other expenses (e.g. transfer agency fees).  Class R6 shares of each Fund are subject also to the investor qualification and/or minimum purchase requirements and exchange privileges as set forth in the Prospectus.

10.        Class 1 Shares.  Class 1 shares of each Fund are offered and sold without imposition of an initial sales charge or a CDSC.  Class 1 shares of each Fund are subject to an annual distribution and service fee in accordance with the then-effective plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act for Class 1 shares of the Funds.  Class 1 shares of each Fund are subject also to the minimum purchase requirements and exchange privileges as set forth in the Prospectus.

11.        Class 5 Shares.  Class 5 shares of each Fund are offered without imposition of an initial sales charge, contingent sales charges, service fee or distribution fee.  Class 5 shares of each Fund are only available for purchase as described in the Prospectus and are subject to the minimum purchase requirements and exchange privileges as set forth in the Prospectus.

12.        Class I Shares.  Class I shares of each Fund are offered without imposition of an initial sales charge, contingent sales charges, service fee or distribution fee.  Class I shares of each Fund are only available for purchase as described in the Prospectus and are subject to the minimum purchase requirements and exchange privileges as set forth in the Prospectus.

B.                 EXPENSE ALLOCATION OF EACH CLASS:

Certain expenses may be attributable to a particular Class of shares of a Fund (“Class Expenses”).  Class Expenses are charged directly to the net assets of the particular Class and, thus, are borne on a pro rata basis by the outstanding shares of that Class.

In addition to any distribution and/or service fees described in the Prospectus, each Class may, by action of the Board of Trustees or its delegate, also pay a different amount of the following expenses:

(1)         legal, printing and postage expenses related to preparing and distributing to current shareholders of a specific Class materials such as shareholder reports, prospectuses, and proxies;

(2)         Blue Sky fees incurred by a specific Class;

(3)         SEC registration fees incurred by a specific Class;

(4)         expenses of administrative personnel and services required to support the shareholders of a specific Class;

(5)         Trustees’ fees incurred as a result of issues relating to a specific Class;

(6)         litigation expenses or other legal expenses relating to a specific Class;

(7)         transfer agent fees and shareholder servicing expenses identified as being attributable to a specific Class; and

(8)         such other expenses actually incurred in a different amount by a Class or related to a Class’ receipt of services of a different kind or to a different degree than another Class.

Any Fund income, gain, loss and expenses not allocated to specific classes as described above shall be charged to each Fund and allocated daily to each class of the Fund in a manner consistent with Rule 18f-3(c)(1)(iii) of the 1940 Act.

C.                 VOTING RIGHTS:

            Each class of shares governed by this Plan (i) shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; and (ii) shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

D.                 CLASS DESIGNATION:

Subject to approval by the Board of Trustees, each Fund may alter the nomenclature for the designations of one or more of its Classes of shares.

E.                  DATE OF EFFECTIVENESS:

   This Amended and Restated Multiple Class Plan is effective on March 23, 2007, provided that this Plan shall not become effective with respect to any Fund unless such action has first been approved by the vote of a majority of the Board of Trustees of the Fund and by vote of a majority of those Trustees who are not “interested persons” of the Fund.

F.                  AMENDMENT OF PLAN:

Any material amendment to this Plan shall become effective upon approval by a vote of at least a majority of the Trustees of a Fund, and a majority of the Trustees of the Fund who are not “interested persons” of the Fund, which vote shall have found that this Plan as proposed to be amended, including expense allocations, is in the best interests of each class individually and of the Fund as a whole; or upon such other date as the Trustees shall determine.  No vote of shareholders shall be required for such amendment to the Plan.

G.                 SEVERABILITY:

If any provision of this Plan is held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

H.                 LIMITATION OF LIABILITY:

Consistent with the limitation of shareholder liability as set forth in the Trust’s Agreement and Declaration of Trust, any obligations assumed by any Fund or class thereof, and any agreements related to this Plan shall be limited in all cases to the relevant Fund and its assets, or class and its assets, as the case may be, and shall not constitute obligations of any other Fund or class of shares.  All persons having any claim against the Fund, or any class thereof, arising in connection with this Plan, are expressly put on notice of such limitation of shareholder liability, and agree that any such claim shall be limited in all cases to the relevant Fund and its assets, or class and its assets, as the case may be, and such person shall not seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Trust.

APPENDIX A

to the

AMENDED AND RESTATED

MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

OF JOHN HANCOCK FUNDS II

All Funds of John Hancock Funds II

ATTACHMENT FOR CURRENT FILING OF N-SAR

SUB-ITEM 77Q1(e)

Exhibit C

JOHN HANCOCK FUNDS II

AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT

                        AMENDMENT (the “Amendment”) made this 14th day of June, 2011, to the Amended and Restated Advisory Agreement dated September 26, 2008, between John Hancock Funds II, a Massachusetts business trust (the “Trust”) and John Hancock Investment Management Services, LLC, a Delaware limited liability company (“JHIMS” or the “Adviser”).  In consideration of the mutual covenants contained herein, the parties agree as follows:

1.         CHANGE IN APPENDIX A

Appendix A is amended to reduce the advisory fee for the U.S. Multi Sector Fund.

2.         EFFECTIVE DATE

            The Amendment shall become effective with respect to the Portfolios on the later of:

(i) the date of its execution and (ii) approval by the Board of Trustees of the Trust of the Amendment.

John Hancock Funds II

By:  /s/ Hugh McHaffie___________

      Hugh McHaffie

      President

John Hancock Investment Management Services, LLC

By:  /s/ Andrew Arnott__________

      Andrew Arnott

      Executive Vice President

APPENDIX A

ADVISORY FEE SCHEDULES

The Adviser shall serve as investment adviser for each Fund of the Trust listed below.  The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Fund, the fee computed separately for such Fund at an annual rate as follows (the "Adviser Fee").

The term Aggregate Net Assets in the chart below includes the net assets of a Fund of the Trust.  It also includes with respect to certain Funds as indicated in the chart the net assets of one or more other portfolios, but in each case only for the period during which the subadviser for the Fund also serves as the subadviser for the other portfolio(s) and only with respect to the net assets of such other portfolio(s) that are managed by the subadviser.

For purposes of determining Aggregate Net Assets and calculating the Adviser Fee, the net assets of the Fund and each other fund of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

The Adviser Fee for a Fund shall be based on the applicable annual fee rate for the Fund which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Fund shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

If, with respect to any Fund, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Advisory Fee Schedules

Trust Portfolio	Aggregate Net Assets Include the Net Assets of the following funds in addition to the Trust Portfolio	Advisory Fee of the Trust Portfolio

Active Bond Fund	Active Bond Trust (JHT)	0.600% — at all asset levels.

All Cap Core Fund	All Cap Core Trust (JHT)	0.800% — first $500 million; and 0.750% — excess over $500 million.

All Cap Value Fund	All Cap Value Trust (JHT)	0.800% — first $500 million; and 0.750% — excess over $500 million.

Alpha Opportunities Fund	Alpha Opportunities Trust (JHT)	1.025% — first $250 million; 1.00%— next $250 million; 0.975% — next $500 million; and 0.950%— excess over $1 billion.

Alternative Asset Allocation Fund	N/A	See below

Blue Chip Growth Fund	Blue Chip Growth Trust (JHT)

0.825% — first $1 billion; and

0.775% — excess over $1 billion.*

*When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of Aggregate Net Assets.

Capital Appreciation Fund	Capital Appreciation Trust (JHT)	0.850% — first $300 million; 0.800% — between $300 million and $500 million; 0.700% — between $500 million and $1 billion; and 0.670% — excess over $1 billion.
Capital Appreciation Value Fund	Capital Appreciation Value Trust (JHT)	See below

Core Allocation Plus Fund	Core Allocation Plus Trust (JHT)	0.915% ---- first $500 million; and 0.865% ---- excess over $500 million

Core Bond Fund	Core Bond Trust (JHT)	0.690% — first $200 million; 0.640% — next $200 million; and 0.570% — excess over $400 million.

Core Diversified Growth & Income Portfolio	See below	See below

Core Fundamental Holdings Portfolio	See below	See below

Core Global Diversification Portfolio	See below	See below

Currency Strategies Fund	Currency Strategies Trust (JHT)	0.950% — first $250 million; 0.900% — next $250 million; and 0.850% — excess over $500 million.

Emerging Markets Value Fund	Emerging Markets Value Trust (JHT)	1.00% — first $100 million; 0.950% - excess over $100 million
Emerging Markets Debt Fund	Not applicable	0.725% — first $250 million; 0.700% — next $500 million; and 0.675% — excess over $750 million.

Equity-Income Fund	Equity-Income Trust (JHT)

0.825% — first $1 billion; and

0.775% — excess over $1 billion.*

*When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.800% on the first $1 billion of Aggregate Net Assets.

Financial Services Fund	Financial Services Trust (JHT)	0.850% — first $50 million; 0.800%— next $450 million; and 0.750% — excess over $500 million.

Floating Rate Income Fund	Floating Rate Income Trust (JHT)	0.700% — first $1.1 billion; 0.675% — next $0.90 billion; and 0.650% — excess over $2 billion.

Fundamental All Cap Core Fund	N/A	0.675% — first $2.5 billion; 0.650% — excess over $2.5 billion.

Fundamental Large Cap Core Fund	N/A	0.725% — first $500 million; 0.700% — next $500 million; 0.675% — next $500 million; and 0.650% — excess over $1.5 billion.

Fundamental Large Cap Value Fund	N/A	0.70% — first $500 million; 0.65% — next $500 million; and 0.60% — excess over $1 billion.

Fundamental Value Fund	Fundamental Value Trust (JHT)	0.850% — first $50 million; 0.800% — next $450 million; and 0.750% — excess over $500 million.

Global Fund	JHT Global Trust International Value Trust Income Trust Mutual Shares Trust JHF II International Value Fund Income Fund Mutual Shares Fund International Small Cap Fund	0.850% first $1 billion; and 0.800% excess over $1 billion.

Global Agribusiness Fund	N/A	0.850% — first $250 million; 0.800% — excess over $250 million.

Global Bond Fund	Global Bond Trust (JHT)	0.700% — at all asset levels.

Global High Yield Fund	N/A	0.825% — first $250 million; 0.790%— next $500 million; and 0.770% — excess over $750 million.

Global Infrastructure Fund	N/A	0.850% — first $250 million; 0.800% — excess over $250 million.

Global Real Estate Fund	N/A	0.900% — first $500 million; 0.875% — next $250 million; and 0.850% — excess over $750 million.

Global Timber Fund	N/A	0.850% — first $250 million; 0.800% — excess over $250 million.

Heritage Fund (formerly, Vista Fund)	Heritage Trust (JHT)	0.850% — first $400 million; 0.825% — next $600 million; and 0.800% — excess over $1 billion.

High Income Fund	High Income Trust (JHT)	0.725% — first $150 million; 0.675% — between $150 million and $500 million; 0.650% — between $500 million and $2.5 billion; and 0.600% — excess over $2.5 billion.

High Yield Fund	High Yield Trust (JHT)	0.700% — first $500 million; and 0.650% — excess over $500 million.

Income Fund	JHT Income Trust International Value Trust Global Trust Mutual Shares Trust JHF II International Small Cap Fund International Value Fund Global Fund Mutual Shares Fund

1.075% first $50 million;

0.915% next $150 million;

0.825% next $300 million; and

0.800% excess over $500 million

When Aggregate Net Assets exceed $500 million, the advisory fee is 0.800% on all net assets of the Income Fund.

Index 500 Fund	500 Index Trust (JHT)	0.470% — first $500 million; and 0.460% — excess over $500 million

International Equity Index Fund	International Equity Index Trust A (JHT)	0.550% — first $100 million; and 0.530% — excess over $100 million.

International Growth Stock Fund	International Growth Stock Trust (JHT)	0.850% — first $250 million; 0.800% — next $500 million; and 0.750% — excess over $750 million.

International Opportunities Fund	International Opportunities Trust (JHT)	0.900% — first $750 million; 0.850% — between $750 million and $1.5 billion; and 0.800% — excess over $1.5 billion.

International Small Cap Fund	N/A	1.050% — first $200 million; 0.950% — next $300 million; and 0.850% — excess over $500 million.

International Small Company Fund	International Small Company Trust (JHT)	0.950% — at all asset levels.

International Value Fund	JHT Global Trust Income Trust International Value Trust Mutual Shares Trust JHF II Global Fund Income Fund International Small Cap Fund Mutual Shares Fund	0.950% first $150 million; 0.850% next $150 million; and 0.800% excess over $300 million When Aggregate Net Assets exceed $300 million, the advisory fee rate is 0.800% on all net assets.

Investment Quality Bond Fund	Investment Quality Bond Trust (JHT)	0.600% — first $500 million; and 0.550% — excess over $500 million.

Large Cap Fund	Large Cap Trust (JHT)	0.780% — first $250 million; 0.730% — next $250 million; 0.680% — next $250 million; and 0.650% — excess over $750 million.

Large Cap Value Fund	Large Cap Value Trust (JHT)	0.825% — first $500 million; 0.800% — next $500 million; 0.775% — next $500 million; 0.720% — next $500 million; and 0.700% — excess over $2 billion.

Lifecycle Portfolios	Lifecycle Trusts (JHT)	See below

Lifestyle Portfolios	Lifestyle Trusts (JHT)	See below

Mid Cap Growth Index Fund	N/A	0.530% -- first $50 million; 0.510% -- next $50 million; and 0.490% —excess over $100 million.

Mid Cap Index Fund	Mid Cap Index Trust (JHT)	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

Mid Cap Stock Fund	Mid Cap Stock Trust (JHT)	0.875% — first $200 million; 0.850% — next $300 million; and 0.825% — excess over $500 million.

Mid Cap Value Equity Fund	Mid Cap Value Equity Trust (JHT)	0.875% — first $250 million; and 0.850% — next $250 million; 0.825% — next $500 million; and 0.800% — excess over $1 billion.

Mid Cap Value Index Fund	N/A	0.530% -- first $50 million; 0.510% -- next $50 million; and 0.490% —excess over $100 million.

Mid Value Fund	Mid Value Trust (JHT)	1.050% — first $50 million; 1.00% — excess over $50 million.

Money Market Fund	Money Market Trust (JHT)	0.500% — first $500 million; and 0.470% — excess over $500 million.

Multi Sector Bond Fund	N/A	0.740% — first $250 million; 0.700%— next $500 million; and 0.675% — excess over $750 million.

Mutual Shares Fund	Mutual Shares Trust (JHT)	0.96% — first $1 billion; 0.94% — excess over $1 billion.

Natural Resources Fund	Natural Resources Trust (JHT)	1.000% — first $1 billion; 0.975% — next $1 billion; 0.950% — excess over $2 billion.

Optimized Value Fund	Optimized Value Trust (JHT)	0.700% — first $500 million; 0.650% — next $500 million; and 0.600% — excess over $1 billion.
Real Estate Equity Fund	N/A	0.875% — first $250 million; 0.850% — next $250 million; and 0.825% — excess over $500 million.

Real Estate Securities Fund	Real Estate Securities Trust (JHT)	0.700% — at all asset levels.

Real Return Bond Fund	Real Return Bond Trust (JHT)	0.700% — first $1 billion; and 0.650% — excess over $1 billion.

Retirement Distribution Portfolios	N/A	See below

Retirement Portfolios	N/A	See below

Science & Technology Fund	Science & Technology Trust (JHT)	1.050% — first $500 million; and 1.000% — excess over $500 million.

Short Term Government Income Fund	Short Term Government Income Trust (JHT)	0.570% — first $250 million; and 0.550% — excess over $250 million.

Small Cap Growth Fund	Small Cap Growth Trust	1.100% — first $100 million; and 1.050% — excess over $100 million.

Small Cap Index Fund	Small Cap Index Trust (JHT)	0.490% — first $250 million; 0.480% next $250 million; and 0.460% — excess over $500 million.

Small Cap Opportunities Fund	Small Cap Opportunities Trust (JHT)	1.000% — first $500 million; 0.950% — next $500 million; 0.900% — next $1 billion.; and 0.850% — excess over $2 billion

Small Cap Value Fund	Small Cap Value Trust (JHT)	1.100% — first $100 million; 1.050% — next $500 million; and 1.000% — excess over $600 million

Small Company Growth Fund	JHT Small Company Growth Trust Small Cap Opportunities Trust International Growth Stock Trust Value Trust JHF II Small Cap Opportunities Fund International Growth Stock Fund Value Fund	1.050% — first $250 million; and 1.000% — excess over $250 million. The applicable rate is 1.000% on all net assets of the Small Company Growth Fund when the Aggregate Net Assets exceed $1 billion.

Small Company Value Fund	Small Company Value Trust (JHT)	1.050% — first $500 million; and 1.000% — excess over $500 million.

Smaller Company Growth Fund	Smaller Company Growth Trust (JHT)	1.100% — first $125 million; 1.050%— next $250 million; 1.00%— next $625 million; and 0.950% — excess over $1 billion.

Spectrum Income Fund	New Income Trust (JHT)	0.800% — first $250 million; and 0.725% — excess over $250 million.

Strategic Bond Fund	Strategic Bond Trust (JHT)	0.700% — first $500 million; and 0.650% — excess over $500 million.

Strategic Income Opportunities Fund	Strategic Income Opportunities Trust (JHT)	0.700% — first $500 million; and 0.650% — excess over $500 million.

Technical Opportunities Fund	N/A	1.350% — first $250 million; 1.300%— next $250 million; and 1.250% — excess over $500 million.

Technical Opportunities Fund II	N/A	1.100% — first $250 million; 1.050% — next $750 million; and 1.000% — over $1 billion.

Total Bond Market Fund	N/A	0.490% — first $500 million; and 0.470% — excess over $500 million.

Total Return Fund	Total Return Trust (JHT)	See below

Total Stock Market Index Fund	Total Stock Market Index Trust (JHT)	0.490% — first $250 million; 0.480% — next $250 million; and 0.460% — excess over $500 million.

U.S. High Yield Bond Fund	U.S. High Yield Bond Trust (JHT)	0.750% — first $200 million; and 0.720% — excess over $200 million.

U.S. Multi Sector Fund	U.S. Multi Sector Trust (JHT)	0.780% — first $500 million; 0.760% — next $500 million; and 0.740% — excess over $1 billion.

Value Fund	Value Trust (JHT)	0.750% — first $200 million; 0.725% — next $300 million; and 0.650% — excess over $500 million.

Value & Restructuring Fund	Value & Restructuring Trust (JHT)	0.825% — first $500 million; 0.800% — next $500 million; and 0.775% — excess over $1 billion.

Capital Appreciation Value Fund

If net assets are less than $500 million, the following fee schedule shall apply:

First $250 million of Aggregate Net Assets	Excess Over $250 million of Aggregate Net Assets
0.950%	0.850%

If net assets equal or exceed $500 million but are less than $2 billion, the following fee schedule shall apply:

First $1 billion of Aggregate Net Assets	Excess Over $1 billion of Aggregate Net Assets
0.850%	0.800%

If net assets equal or exceed $2 billion but are less than $3 billion, the following fee schedule shall apply:

First $500 million of Aggregate Net Assets	Excess Over $500 million of Aggregate Net Assets
0.850%	0.800%

If net assets equal or exceed $3 billion, the following fee schedule shall apply:

All Asset Levels
0.800%

Total Return Fund

The Adviser shall serve as investment adviser for the Portfolio of the Trust listed below.  The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for the Portfolio at an annual rate as follows (the "Adviser Fee").

Pacific Investment Management Company (“PIMCO”) is the Subadviser to the Portfolio

During the period during which PIMCO is the subadviser to the Portfolio, if Relationship Net Assets* equal or exceed $3 Billion, the following fee schedule shall apply:

Portfolio	First $1 Billion of Total Return Net Assets**	Excess Over $1 Billion of Total Return Net Assets**
Total Return Fund	0.700%	0.675%

If Relationship Net Assets* are less than $3 Billion, the following fee schedule shall apply:

Portfolio	All Asset Levels
Total Return Fund	0.700%

*The term Relationship Net Assets shall mean the aggregate net assets of all portfolios of the John Hancock Trust and the John Hancock Funds II that are subadvised by PIMCO. These funds currently include the Total Return Trust, the Real Return Bond Trust and the Global Bond Trust, each a series of the Trust, and the Total Return Fund, the Real Return Bond Fund and the Global Bond Fund, each a series of John Hancock Funds II.

PIMCO is not the Subadviser to the Portfolio

If PIMCO is not the subadviser to the Portfolio, the following fee schedule shall apply:

Portfolio	First $1 Billion of Total Return Net Assets**	Excess Over $1 Billion of Total Return Net Assets**
Total Return Fund	0.700%	0.675%

**The term Total Return Net Assets includes the net assets of the Portfolio.  It also includes with respect to the Portfolio the net assets of the Total Return Trust, a series of John Hancock Trust  but only for the period during which the subadviser for the Portfolio also serves as the subadviser for the Total Return Trust.  For purposes of determining Total Return Net Assets and calculating the Advisory Fee, the net assets of the Portfolio are determined as of the close of business on the previous business day of the Trust, and the net assets of the Total Return Trust are determined as of the close of business on the previous business day of that fund.

The Adviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Total Return Net Assets divided by (ii) Total Return Net Assets (the “Applicable Annual Fee Rate”). The Adviser Fee for each Portfolio shall be accrued and paid daily to the Adviser for each calendar day.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Funds of Funds

The Adviser shall serve as investment adviser for each Portfolio listed below (each a “Fund of Funds”).

Lifestyle Aggressive Portfolio	Lifecycle 2010 Portfolio
Lifestyle Balanced Portfolio	Lifecycle 2015 Portfolio
Lifestyle Conservative Portfolio	Lifecycle 2020 Portfolio
Lifestyle Growth Portfolio	Lifecycle 2025 Portfolio
Lifestyle Moderate Portfolio	Lifecycle 2030 Portfolio
(collectively, the “Lifestyle Portfolios”)	Lifecycle 2035 Portfolio
Lifecycle 2040 Portfolio
Retirement 2010 Portfolio	Lifecycle 2045 Portfolio
Retirement 2015 Portfolio	Lifecycle 2050 Portfolio
Retirement 2020 Portfolio	(collectively, the “ Lifecycle Portfolios”)
Retirement 2025 Portfolio
Retirement 2030 Portfolio	Retirement Distribution Portfolio
Retirement 2035 Portfolio	Retirement Rising Distribution Portfolio
Retirement 2040 Portfolio	(collectively, the “Retirement Distribution Portfolios”)
Retirement 2045 Portfolio
Retirement 2050 Portfolio	Alternative Asset Allocation Fund
(collectively, the “Retirement Portfolios”)

Certain Definitions:

                “Affiliated Fund Assets” means the net assets or  Aggregate Net Assets (as applicable) of a Fund of Funds that are invested in Affiliated Funds.

“Affiliated Funds” are any fund of John Hancock Trust (“JHT”), John Hancock Funds II (“JHF II”) or John Hancock Funds III (“JHF III”), excluding the following funds of JHT: the Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B.

                “Aggregate Net Assets” of a Fund of Funds means the net assets of the Fund of Funds and the net assets of one or more other Funds of JHT, JHF II or JHF III, but only with respect to and for so long as such other Fund of Funds is managed by the same subadviser as the Fund of Funds.

“Other Assets” means the net assets or  Aggregate Net Assets, as applicable, of a Fund of Funds that are not invested in Affiliated Funds.

Adviser Fee:

The Trust will pay the Adviser, as full compensation for all services provided under this Agreement with respect to each Fund of Funds, a fee computed separately for each Fund of Funds as follows (the “Adviser Fee”).

                The Adviser Fee for each Fund of Funds has two components: (a) a fee on Affiliated Fund Assets; and (b) a fee on Other Assets.  Each such fee shall be accrued and paid daily to the Adviser for each calendar day.  The daily Adviser Fee for each Fund of Funds shall be the sum of the daily fee on Affiliated Fund Assets and the daily fee on Other Assets.  Fees shall be paid either by wire transfer or check, as directed by the Adviser.

                                (a)  Fee on Affiliated Fund Assets.  The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of either  the net assets or  the Aggregate Net Assets (as applicable) of the Fund of Funds, in each case determined in accordance with the fee schedule set forth below for the Fund of Funds, and that percentage rate (the “Applicable Annual Affiliated Funds Fee Rate”) is applied to the Affiliated Fund Assets of the Fund of Funds.  For each day, the Applicable Annual Affiliated Funds Fee Rate for the Fund of Funds shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates for Affiliated Fund Assets in the fee schedule to the applicable portions of the net assets or  Aggregate Net Assets of the Fund of Funds divided by (ii) the net assets or  Aggregate Net Assets, as applicable, of the Fund of Funds.  The daily fee accrual on Affiliated Fund Assets will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Affiliated Funds Fee Rate, and multiplying this product by the Affiliated Fund Assets of the Fund of Funds.

                                (b)  Fee on Other Assets. The fee on Other Assets is stated as an annual percentage of the current value of either  the net assets or  the Aggregate Net Assets (as applicable) of the Fund of Funds, in each case determined in accordance with the fee schedule set forth below for the Fund of Funds, and that percentage rate (the “Applicable Annual Other Assets Fee Rate”) is applied to the Other Assets of the Fund of Funds.  For each day, the Applicable Annual Other Assets Fee Rate for the Fund of Funds shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates for Other Assets in the fee schedule to the applicable portions of the net assets or  Aggregate Net Assets of the Fund of Funds, divided by (ii) the net assets or  Aggregate Net Assets, as applicable, of the Fund of Funds.  The daily fee accrual on Other Assets will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Other Assets Fee Rate, and multiplying this product by the Other Assets of the Fund of Funds.

Net assets, Aggregate Net Assets, Affiliated Fund Assets and Other Assets with respect to a Fund of Funds shall be determined as of the close of business on the previous business day of JHT for JHT Funds, as of the close of business on the previous business day of JHF II for JHF II Funds and as of the close of business on the previous business day of JHF III for JHF III Funds.

If, with respect to any Fund of Funds, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Affiliated Funds Fee Rate or the Applicable Annual Other Assets Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

Fee Schedules:

Lifecycle Portfolios

	Rates Applied to Aggregate Net Assets of the Fund of Funds (1)
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $7.5 billion	Excess Over $7.5 billion	First $7.5 billion	Excess Over $7.5 billion
Each Lifecycle Portfolio	0.060%	0.050%	0.510%	0.500%

_____________________

(1) Aggregate Net Assets. For each Lifecycle Portfolio, Aggregate Net Assets include the net assets of all the JHF II Lifecycle Portfolios and the net assets of all the JHT Lifecycle Trusts. The JHT Lifecycle Trusts are: the Lifecycle 2010 Trust, Lifecycle 2015 Trust, Lifecycle 2020 Trust, Lifecycle 2025 Trust, Lifecycle 2030 Trust, Lifecycle 2035 Trust, Lifecycle 2040 Trust, Lifecycle 2045 Trust and Lifecycle 2050 Trust.

Lifestyle Portfolios

	Rates Applied to Aggregate Net Assets of the Fund of Funds (1)
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $7.5 billion	Excess Over $7.5 billion	First $7.5 billion	Excess Over $7.5 billion
Each Lifestyle Portfolio	0.050%	0.040%	0.500%	0.490%

_________________________

(1) Aggregate Net Assets. For each Lifestyle Portfolio, Aggregate Net Assets include the net assets of all the JHF II Lifestyle Portfolios and the net assets of all the JHT Lifestyle Trusts. The JHT Lifestyle Trusts are: the Lifestyle Aggressive Trust, Lifestyle Balanced Trust, Lifestyle Conservative Trust, Lifestyle Growth Trust and Lifestyle Moderate Trust.

Retirement Portfolios

	Rates Applied to Aggregate Net Assets of the Fund of Funds (1)
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $7.5 billion	Excess Over $7.5 billion	First $7.5 billion	Excess Over $7.5 billion
Each Retirement Portfolio	0.060%	0.050%	0.510%	0.500%

_____________________ (1) Aggregate Net Assets. For each Retirement Portfolio, Aggregate Net Assets include the net assets of all the JHF II Retirement Portfolios.

Retirement Distribution Portfolios

	Rates Applied to Aggregate Net Assets of the Fund of Funds (1)
Fund of Funds	Affiliated Fund Assets		Other Assets
	First $500 million	Excess Over $500 million	First $500 million	Excess Over $500 million
Each Retirement Distribution Portfolio	0.060%	0.050%	0.510%	0.500%

_____________________ (1) Aggregate Net Assets. For each Retirement Distribution Portfolio, Aggregate Net Assets include the net assets of all the JHF II Retirement Distribution Portfolios.

Alternative Asset Allocation Fund

	Rates Applied to net assets of the Fund of Funds
Fund of Funds	Affiliated Fund Assets	Other Assets
	All Asset Levels	All Asset Levels
Alternative Asset Allocation Fund	0.150%	0.600%

Core Diversified Growth & Income Portfolio

Core Fundamental Holdings Portfolio

Core Global Diversification Portfolio

Advisory Fee

0.050% — first $500 million of Aggregate Net Assets*

0.040% — excess over $500 million of Aggregate Net Assets*

*Aggregate Net Assets include the net assets of the following funds:

John Hancock Trust

American Fundamental Holdings Trust

American Global Diversification Trust

Core Diversified Growth & Income Trust

John Hancock Funds II

Core Fundamental Holdings Fund

Core Global Diversification Fund

Core Diversified Growth &Income Fund

ATTACHMENT FOR CURRENT FILING OF N-SAR

SUB-ITEM 77Q1(e)

Exhibit D

AMENDMENT TO SUBADVISORY AGREEMENT

Declaration Management & Research LLC

AMENDMENT made as of this 1st day of July, 2011 to the Subadvisory Agreement (the “Agreement”) dated October 17, 2005, as amended, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the “Adviser”), and Declaration Management & Research LLC, a Delaware limited liability company (the “Subadviser”).  In consideration of the mutual covenants contained herein, the parties agree as follows:

1.                   CHANGE IN APPENDIX A

The compensation of the Subadviser for the Total Bond Market Fund shall be reduced as set forth in Appendix A.

3.                   EFECTIVE DATE

This Amendment shall become effective on the later to occur of:  (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II and (ii) execution of the Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By:    /s/ Andrew Arnott____________

         Andrew Arnott

         Executive Vice President

DECLARATION MANAGEMENT & RESEARCH LLC

By:    /s/ William P. Callan, Jr.__________

         Name:  William P. Callan, Jr.

         Title:     President

                                                                   APPENDIX A

The Subadviser shall serve as investment subadviser for each Portfolio of John Hancock Funds II (the “Trust”) listed below.  The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

Portfolio	First $500 million of Aggregate Net Assets*	Next $1 billion of Aggregate Net Assets*	Excess Over $1.5 billion of Aggregate Net Assets*
Total Bond Market Fund	0.040%	0.020%	0.010%

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust.  It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)		Other Portfolio(s)
Total Bond Market Fund	--	JHVIT Total Bond Market Trust A JHVIT Total Bond Market Trust B

The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the “Applicable Annual Fee Rate”). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month.  The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio.  The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

ATTACHMENT FOR CURRENT FILING OF N-SAR

SUB-ITEM 77Q1(e)

Exhibit E

JOHN HANCOCK FUNDS II

Grantham, Mayo, Van Otterloo & Co. LLC

AMENDMENT (the “Amendment”) made as of this 14th day of June, 2011 to the Subadvisory Agreement dated October 17, 2005 (the “Agreement”), between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the “Adviser”), and Grantham, Mayo, Van Otterloo & Co. LLC, a Massachusetts limited liability company (the “Subadviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.                  CHANGE IN APPENDIX A

Appendix A of the Agreement, which relates to Section 3 of the Agreement, “Compensation of Subadviser,” is hereby amended and restated.

2.                  EFFECTIVE DATE

This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II (the “Trust”) and (ii) execution of the Amendment.

3.                  DEFINED TERMS

Unless otherwise defined herein, capitalized terms used herein have the meaning specified in or pursuant to the Agreement.

4.                  OTHER TERMS OF THE AGREEMENT

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By:    Andrew Arnott

            Name: Andrew Arnott

            Title:   EVP, IMS

Grantham, Mayo, Van Otterloo & Co. LLC

By:    JB Kittredge

            Name: JB Kittredge

            Title:   General Counsel